SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



        Date of report (Date of earliest event reported)  August 30, 1996
                                                        ------------------------



                                OrthoLogic Corp.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



            0-21214                                     86-0585310
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    (Commission File Number)                (I.R.S. Employer Identification No.)



2850 South 36th Street, Phoenix, Arizona                           85034
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(Address of Principal Executive Offices)                         (Zip Code)



                                 (602) 437-5520
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              (Registrant's Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets.

         On August 30, 1996, OrthoLogic Corp., a Delaware corporation ("OrthoLogic"), consummated its previously announced acquisition of all of the issued and outstanding capital stock of Sutter Corporation, a California corporation ("Sutter"), from Smith Laboratories, Inc., an Illinois corporation ("SmithLabs"), pursuant to a Stock Purchase Agreement (the "Agreement") dated August 30, 1996, which is filed as an exhibit to this report. OrthoLogic paid the purchase price of $24,500,000 in cash from existing corporate resources.

         The acquisition transaction was negotiated at arm's length between OrthoLogic and SmithLabs. Prior to the acquisition, none of the directors, officers or associates of SmithLabs or Sutter, or their affiliates, were or are affiliated with OrthoLogic, its affiliates, its directors and officers and their associates. OrthoLogic is accounting for the acquisition of Sutter as a purchase.

         Sutter's  principal  business  is  the  manufacturing,   marketing  and
distribution  of  orthopaedic  rehabilitation  products,   including  continuous
passive motion ("CPM") devices.

Item 7. Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.
         (b)      Pro forma Financial Information.

         At the time of filing this report on Form 8-K, it is impracticable to provide the financial statements and pro forma financial information required by
Item 7 of Form 8-K. The required financial statements and pro forma financial information will be filed as soon as practicable, but no later than 60 days after this report on Form 8-K must be filed.

         (c) Exhibits. See the Exhibit Index, which is incorporated herein by reference, immediately following the Signature page to this Report.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ORTHOLOGIC CORP.


September 13, 1996              By /s/ Allen R. Dunaway
                                  ---------------------
                                Allen R. Dunaway
                                Chief Financial Officer

                                  EXHIBIT INDEX
                                                               Sequentially
   Exhibit No.              Description of Exhibit             Paginated No.
- ------------------    ----------------------------------      ---------------

       2.1             Stock Purchase  Agreement  dated
                       August  30,  1996  by and  among
                       OrthoLogic   Corp.,  a  Delaware
                       corporation, Sutter Corporation,
                       a  California  corporation,  and
                       Smith  Laboratories,   Inc.,  an
                       Illinois corporation............






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